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                                                                   Exhibit 10.16


                             LOAN AND SECURITY AGREEMENT
                                     iPASS INC.
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                               TABLE OF CONTENTS

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1     ACCOUNTING AND OTHER TERMS............................................        4
2     LOAN AND TERMS OF PAYMENT.............................................        4
      2.1   Promise to Pay..................................................        4
      2.2   Overadvances....................................................        4
      2.3   Interest Rate, Payments.........................................        4
      2.4   Fees............................................................        5
3     CONDITIONS OF LOANS...................................................        5
      3.1   Conditions Precedent to Initial Credit Extension................        5
      3.2   Conditions Precedent to all Credit Extensions...................        5
4     CREATION OF SECURITY INTEREST.........................................        5
      4.1   Grant of Security Interest......................................        5
      4.2   Authorization of File...........................................        5
5     REPRESENTATIONS AND WARRANTIES........................................        6
      5.1   Due Organization and Authorization..............................        6
      5.2   Collateral......................................................        6
      5.3   Litigation......................................................        6
      5.4   No Material Adverse Change in Financial Statements..............        6
      5.5   Solvency........................................................        7
      5.6   Regulatory Compliance...........................................        7
      5.7   Subsidiaries....................................................        7
      5.8   Full Disclosure.................................................        7
6     AFFIRMATIVE COVENANTS.................................................        7
      6.1   Government Compliance...........................................        7
      6.2   Financial Statements, Reports, Certificates.....................        8
      6.3   Inventory; Returns..............................................        8
      6.4   Taxes...........................................................        8
      6.5   Insurance.......................................................        8
      6.6   Primary Accounts................................................        9
      6.7   Financial Covenants.............................................        9
      6.8   Registration of Intellectual Property Rights....................        9
      6.9   Further Assurances..............................................       10
7     NEGATIVE COVENANTS....................................................       10
      7.1   Dispositions....................................................       10
      7.2   Changes in Business, Ownership, Management or Locations of
            Collateral......................................................       10
      7.3   Mergers or Acquisitions.........................................       10
      7.4   Indebtedness....................................................       10
      7.5   Encumbrance.....................................................       10
      7.6   Distributions; Investments......................................       11
      7.7   Transactions with Affiliates....................................       11
      7.8   Subordinated Debt...............................................       11
      7.9   Compliance......................................................       11
8     EVENTS OF DEFAULT.....................................................       11
      8.1   Payment Default.................................................       11
      8.2   Covenant Default................................................       11
      8.3   Material Adverse Change.........................................       12
      8.4   Attachment......................................................       12
      8.5   Insolvency......................................................       12
      8.6   Other Agreements................................................       12
      8.7   Judgments.......................................................       12
      8.8   Misrepresentations..............................................       12
      8.9   Default Under Exim Loan.........................................       12
9     BANK'S RIGHTS AND REMEDIES............................................       12

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
      9.1   Rights and Remedies.............................................       12
      9.2   Power of Attorney...............................................       13
      9.3   Accounts Collection.............................................       13
      9.4   Bank Expenses...................................................       14
      9.5   Bank's Liability for Collateral.................................       14
      9.6   Remedies Cumulative.............................................       14
      9.7   Demand Waiver...................................................       14
10    NOTICES...............................................................       14
11    CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER...........................       14
12    GENERAL PROVISIONS....................................................       15
      12.1  Successors and Assigns..........................................       15
      12.2  Indemnification.................................................       15
      12.3  Time of Essence.................................................       15
      12.4  Severability of Provision.......................................       15
      12.5  Amendments in Writing, Integration..............................       15
      12.6  Counterparts....................................................       15
      12.7  Survival........................................................       15
      12.8  Confidentiality.................................................       16
      12.9  Attorneys' Fees, Costs and Expenses.............................       16
13    DEFINITIONS...........................................................       16
      13.1  Definitions.....................................................       16

      THIS LOAN AND SECURITY AGREEMENT dated September 4, 2001 between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and iPASS INC. ("Borrower"), whose address is 3800 Bridge Parkway, Redwood Shores, California 94065 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1     ACCOUNTING AND OTHER TERMS

      Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2     LOAN AND TERMS OF PAYMENT

2.1   PROMISE TO PAY.

      Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 REVOLVING ADVANCES.

      (a) Bank will make Advances not exceeding the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed without penalty or premium during the term of this Agreement.

      (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due and remain unpaid beyond the applicable grace period. Bank may rely on any telephone notice given by a person whom Bank reasonably believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

      (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

2.2   OVERADVANCES.

      If Borrower's Obligations under Section 0 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3   INTEREST RATE, PAYMENTS.

      (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate of 1.5 percentage points above the Prime Rate. After an Event of Default has occurred and while such Event of Default is continuing, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

      (b) Payments. Interest on the outstanding principal amount of the Advances is payable on the 4th of each month. Bank may debit any of Borrower's deposit accounts including
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Account Number 3300044078 for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4   FEES.

      Borrower will pay:

      (a) Facility Fee. A fully earned, non-refundable Facility Fee of $30,000 due on the Closing Date, of which a Good Faith Deposit has been paid to Bank a in the amount of $10,000 to initiate Bank's due diligence review process; and

      (b) Bank Expenses. All Bank Expenses incurred through and after the date of this Agreement when due and payable in accordance with the terms of this Agreement.

3     CONDITIONS OF LOANS

3.1   CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

      Bank's obligation to make the initial Credit Extension is subject to the condition precedent that (i) Borrower's debt to Comdisco and GATX is formally subordinated to Bank, and (ii) the Loan Documents are executed by September 10, 2001.

3.2   CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

      Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

      (a)  timely receipt of any Payment/Advance Form; and

      (b) the representations and warranties in Section 0 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 0 remain true in all material respects.

4     CREATION OF SECURITY INTEREST

4.1   GRANT OF SECURITY INTEREST.

      Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Upon the occurrence and during the continuance of an Event of Default, Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

4.2        AUTHORIZATION OF FILE.
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      Borrower authorizes Bank to file financing statements without notice to
Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.

5     REPRESENTATIONS AND WARRANTIES

      Borrower represents and warrants as follows:

5.1   DUE ORGANIZATION AND AUTHORIZATION.

      Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower has not changed its state of formation or its organizational structure or type or any organizational number (if any) assigned by its jurisdiction of formation.

      The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2   COLLATERAL.

      Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no other deposit account, other than the deposit accounts described in the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as at a warehouse); except for that certain equipment located at GLOBIX, Corporation, not to exceed a value of $350,000. In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will provide prior written notice to Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Borrower. Borrower has no actual knowledge of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3   LITIGATION.

      Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4   NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

      All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's
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consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5   SOLVENCY.

      Borrower is able to pay its debts (including trade debts) as they mature.

5.6   REGULATORY COMPLIANCE.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to Borrower's actual knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7   SUBSIDIARIES.

      Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8   FULL DISCLOSURE.

      No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6     AFFIRMATIVE COVENANTS

      Borrower will do all of the following for so long as Bank has an obligations to lend, or there are outstanding Obligations:

6.1   GOVERNMENT COMPLIANCE.

      Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which is reasonably likely to have a
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material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

      (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to by Bank on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;
(iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $500,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

      (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

      (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

      (d) Allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than once every 6 months unless an Event of Default has occurred and is continuing.

6.3   INVENTORY; RETURNS.

      Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $100,000.

6.4   TAXES.

      Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (unless contested in good faith with adequate reserves under GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5   INSURANCE.

      Borrower will keep its business and the Collateral insured for risks and in amounts, as is customary for company's in Borrower's industry and locale. Insurance policies will be in a form, with companies, and in amounts that are customary for company's in Borrower's industry and locale. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, then, at Bank's option, proceeds payable under any policy will be payable to Bank on account of the Obligations


6.6   PRIMARY ACCOUNTS.

      Borrower shall maintain its primary operating accounts with Bank. In addition, Borrower will maintain a majority of the its cash and investments in accounts maintained or through Bank's investment group.

6.7   FINANCIAL COVENANTS.

      Borrower will maintain as of the last day of each month:

            (i) QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.35 to 1.00.

            (ii) PERFORMANCE TO PLAN. Borrower will maintain a rolling three month average of operating losses (excluding all non-cash stock compensation expenses) not to exceed the following: $2,945,000 for the month ending June 30, 2001, $2,500,000 for the month ending July 31, 2001, $2,282,000 for the month ending August 31, 2001, $1,968,000 for the month ending September 30, 2001, $1,400,000 for the month ending October 31, 2001, $1,015,000 for the month ending November 31, 2001, $1,000,000 for the month ending December 31, 2001, $900,000 for the month ending January 31, 2002, $800,000 February 28, 2002, $600,000 for the month ending March 31, 2002 and $400,000 for the month ending April 30, 2002, and breakeven thereafter.

            (iii) TOTAL REVENUE. Borrower will maintain a rolling three month average, (tested monthly), of total revenue not less than the following:
$3,035,000 for the month ending June 30, 2001, $3,250,000 for the month ending July 31, 2001, $3,500,000 for the month ending August 31, 2001, $3,870,000 for the month ending September 30, 2001, $4,365,000 for the month ending October 31, 2001, $4,720,000 for the month ending November 31, 2001, $4,990,000 for the month ending December 31, 2001, $5,080,000 for the month ending January 31, 2002, $5,185,000 February 28, 2002, $5,540,000 for the month ending March 31,
2002, $5,900,000 for the month ending April 30, 2002, $6,480,000 for the month ending May 31, 2002 and $6,385,000 for the month ending June 30, 2002.

6.8   REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

      Borrower will register with the United States Patent and Trademark Office or the United States Copyright Office its Intellectual Property material to the Borrower's business within 30 days of the date of this Agreement, and additional material Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.

      Except where the failure to do so would not reasonably be expected to cause a Material Adverse Change, Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements known to

Borrower and (ii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9   FURTHER ASSURANCES.

      Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7     NEGATIVE COVENANTS

      Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld, for so long as Bank has an obligation to lend and there are any outstanding Obligations:

7.1   DISPOSITIONS.

      Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) of worn-out or obsolete Equipment or (iv) Equipment with a fair market value of less than $50,000.

7.2   CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR LOCATIONS OF COLLATERAL.

      Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management of greater than 25% (other than by the sale of Borrower's equity securities in a public offering and thereafter or to venture capital investors so long as Borrower identifies the venture capital investors prior to the closing of the investment). Borrower will not, without at least 10 days prior written notice, relocate its chief executive office, change its state of formation (including reincorporation), change its organizational number or name or add any new offices or business locations (such as warehouses) in which Borrower maintains or stores over $50,000 in Collateral.

7.3   MERGERS OR ACQUISITIONS.

      Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction would not result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4   INDEBTEDNESS.

      Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5   ENCUMBRANCE.

      Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6   DISTRIBUTIONS; INVESTMENTS.

      Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements that do not involve cash or stock option programs that in an aggregate amount not to exceed $50,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases.

7.7   TRANSACTIONS WITH AFFILIATES.

      Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

7.8   SUBORDINATED DEBT.

      Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision respecting the terms of repayment in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9   COMPLIANCE.

      Undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8     EVENTS OF DEFAULT

      Any one of the following is an Event of Default:

8.1   PAYMENT DEFAULT.

      If Borrower fails to pay any of the Obligations within 3 business days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no additional Credit Extension will be made during the cure period);

8.2   COVENANT DEFAULT.

      If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after Borrower becomes aware thereof, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no additional Credit Extensions will be made during the cure period);

8.3   MATERIAL ADVERSE CHANGE.

      If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of the Obligations taken as a whole; or
(iii) is a material impairment of the value (other than as a result of ordinary wear and tear and and depreciation under GAPP or priority of Bank's security interests in the Collateral.

8.4   ATTACHMENT.

      If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 30 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no additional Credit Extensions will be made during the cure period);

8.5   INSOLVENCY.

      If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 45 days (but no additional Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6   OTHER AGREEMENTS.

      If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $250,000 or that could cause a Material Adverse Change;

8.7   JUDGMENTS.

      If a money judgment(s) in the aggregate of at least $100,000 is rendered against Borrower and is unsatisfied and unstayed for 45 days (but no additional Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8   MISREPRESENTATIONS.

      If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

8.9   DEFAULT UNDER EXIM LOAN.

      A default occurs under the Exim Loan Agreement.

9     BANK'S RIGHTS AND REMEDIES

9.1   RIGHTS AND REMEDIES.

      When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

      (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 0 occurs all Obligations are immediately due and payable without any action by Bank);

      (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

      (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that is commercially reasonable and Bank considers advisable;

      (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

      (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

      (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

      (g)  Dispose of the Collateral according to the Code.

9.2   POWER OF ATTORNEY.

      Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3   ACCOUNTS COLLECTION.

      When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4   BANK EXPENSES.

      If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent in its reasonable judgment. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5   BANK'S LIABILITY FOR COLLATERAL.

      If Bank complies with reasonable banking practices and the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral when in Borrower's possession and control.

9.6   REMEDIES CUMULATIVE.

      Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7   DEMAND WAIVER.

      Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10    NOTICES

      All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11    CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER

      California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES

TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12    GENERAL PROVISIONS

12.1  SUCCESSORS AND ASSIGNS.

      This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2  INDEMNIFICATION.

      Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except, in each case, for losses caused by Bank's gross negligence or willful misconduct.

12.3  TIME OF ESSENCE.

      Time is of the essence for the performance of all obligations in this Agreement.

12.4  SEVERABILITY OF PROVISION.

      Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  AMENDMENTS IN WRITING, INTEGRATION.

      All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7  SURVIVAL.

      All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 0 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8  CONFIDENTIALITY.

      In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9  ATTORNEYS' FEES, COSTS AND EXPENSES.

      In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13    DEFINITIONS

13.1  DEFINITIONS.

      In this Agreement:

      "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

      "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

      "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

      "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

      "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "BORROWING BASE" is the lesser of (i) 75% of Eligible Accounts or (ii) $4,000,000, as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may in its reasonable discretion lower the percentage of Eligible Accounts after performing an audit of Borrower's Collateral.

      "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

      "CLOSING DATE" is the date of this Agreement.

      "CODE" is the California Uniform Commercial Code, as applicable.

      "COLLATERAL" is the property described on Exhibit A.

      "COMMITTED REVOLVING LINE" is an Advance or Advances of up to $4,000,000.

      "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

      "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

      "CREDIT EXTENSION" is each Advance, Exim Advance, or any other extension of credit by Bank for Borrower's benefit.

      "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

      "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

      (a) Accounts that the account debtor has not paid within 90 days of invoice date;

      (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

      (c)   Credit balances over 90 days from invoice date;

      (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

      (e) Accounts for which the account debtor does not have its principal place of business in the United States;

      (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

      (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

      (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

      (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

      (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

      (k) Accounts for which Bank reasonably determines collection to be doubtful.

      "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

      "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

      "EXIM LOAN AGREEMENT" is that certain Export-Import Bank Loan and Security Agreement, dated July 27, 2001, by and between Borrower and Bank.

      "GAAP" is generally accepted accounting principles.

      "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

      "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "INTELLECTUAL PROPERTY" is all of Borrower's:

      (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

      (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

      (c) All design rights which may be available to Borrower now or later created, acquired or held;

      (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

      All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

      "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

      "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

      "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

      "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

      "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

      "MATERIAL ADVERSE CHANGE" is defined in Section 0.

      "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

      "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

      "PERMITTED INDEBTEDNESS" is:

      (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

      (b) Indebtedness existing on the Closing Date and shown on the Schedule;

      (c) Subordinated Debt;

      (d) Indebtedness to trade creditors incurred in the ordinary course of business;

      (e) Indebtedness secured by Permitted Liens;

      (f) Indebtedness outstanding to Phoenix Leasing Incorporated not to exceed more than 2,000,000 and Wells Fargo Equipment Finance, Inc. not to exceed more than 3,000,000. or any of their respective successors or assigns;

      (g) Indebtedness of Borrower not to exceed more than 1,000,000 to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to any other Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any other Subsidiary (provided that the primary obligations are not prohibited hereby);

      "PERMITTED INVESTMENTS" are:

      (a) Investments shown on the Schedule and existing on the Closing Date;

      (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue;

      (c) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business;

      (d) Investments consisting of Borrower's accounts receivable in the ordinary course of business;

      (e) Investments consisting of loans to employees, officers or directors relating to (i) the purchase of equity securities of Borrower or its Subsidiaries pursuant to Borrower's employee stock purchase plans or agreements or (ii) Borrower's compensation or relocation plans or agreements, each as approved in good faith by Borrower's board of directors; not to exceed $50,000.

      (f) Investments in accordance with Borrower's investment policies as approved in good faith by Borrower's board of directors.


      "PERMITTED LIENS" are:

      (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

      (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

      (c) Liens upon any equipment or other personal property acquired by Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are confined solely to the equipment or other personal property so acquired and the amount secured does not exceed the acquisition price thereof, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Borrower's officers, directors or shareholders holding five percent (5%) or more of Borrower's Equity Securities;

      (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

      (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

      (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

      (g)   Liens in favor of Bank;

      (h) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.7;

      (i)   Liens in connection with Subordinated Debt;

      "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

      "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

      "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents and net billed accounts receivable determined according to GAAP.

      "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

      "REVOLVING MATURITY DATE" is September 4, 2002.

      "SCHEDULE" is any attached schedule of exceptions.

      "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

      "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

      "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

      "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

      "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

BORROWER:

IPass Inc.


By:    /s/  Donald McCauley
       -----------------------------
Title: VP & CFO


BANK:

SILICON VALLEY BANK


By:    /s/  Tim Walsh
       -----------------------------
Title: SVP

                                    EXHIBIT A


      The Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All contract rights and general intangibles (as such definitions may be amended from time to time according to the Code), now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind,;

      All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (as such definitions may be amended from time to time according to the Code) whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper and electronic chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

      Notwithstanding the foregoing, the security interest granted herein does not extend to and the term "Collateral" does not include any (a) intent-to-use trademark applications or (c) license or contract rights to the extent (i) the granting of a security interest in it would be contrary to applicable law, or
(ii) that such rights are nonassignable by their terms (but only to the extent such prohibition is enforceable under applicable law) without consent of the licensor or other party (but only to the extent such consent has not been obtained).

                                      EXHIBIT B

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.S.T.
FAX TO:                                                DATE:
--------------------------------------------------------------------------------
/ /LOAN PAYMENT:
                                     IPass Inc.

   From Account #                               To Account #
                     ------------------------               --------------------
                     (Deposit Account #)                       (Loan Account #)

   Principal $                       and/or Interest $
              ----------------------                   ------------------------
   All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


   AUTHORIZED SIGNATURE:                           Phone Number:
                         ------------------------               ----------------
--------------------------------------------------------------------------------
/ / LOAN ADVANCE:
   COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

   From Account #                               To Account #
                     ------------------------               --------------------
                        (Loan Account #)                     (Deposit Account #)

   Amount of Advance $
                      -----------------------
   All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


   AUTHORIZED SIGNATURE:                                     Phone Number:
                         ------------------------               ----------------
--------------------------------------------------------------------------------
  OUTGOING WIRE REQUEST

  COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.
Deadline for same day processing is 12:00pm, P.S.T.

  Beneficiary Name:                           Amount of Wire: $
  Beneficiary Bank:                           Account Number:
  City and Sate:
  Beneficiary Bank Transit (ABA) #:           Beneficiary Bank Code
                                                 (Swift, Sort, Chip, etc.):
                                              (FOR INTERNATIONAL WIRE ONLY)

  Intermediary Bank:                          Transit (ABA) #:
  For Further Credit to:
  Special Instruction:

  By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

  Authorized Signature:                      2nd Signature (If Required):
                       ------------------                                ---------------------
  Print Name/Title:                          Print Name/Title:
                   ----------------------                      -------------------------------
  Telephone #                                Telephone #
              ---------------------------                 ------------------------------------

                        Schedule to Loan and Security Agreement

      The exact correct corporate name of Borrower is (attach a copy of the formation documents, e.g., articles, partnership agreement):_________


      Borrower's State of formation:  _________________________________

      Borrower has operated under only the following other names (if none, so state):

      __________________________________________________________________________

      All other address at which the Borrower does business are as follows (attach additional sheets if necessary and include all warehouse addresses):

      __________________________________________________________________________

      Borrower has deposit accounts and/or investment accounts located only at the following institutions:

      __________________________________________________________________________

      List Acct.
      Numbers:_______________________________________________________________

      Liens existing on the Closing Date and disclosed to and accepted by Bank in writing:

      __________________________________________________________________________

      __________________________________________________________________________

      Investments existing on the Closing Date and disclosed to and accepted by Bank in writing:

      __________________________________________________________________________

      __________________________________________________________________________

      SUBORDINATED DEBT:

      Indebtedness on the Closing Date and disclosed to and consented to by Bank in writing:

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      The following is a list of the Borrower's copyrights (including copyrights of software) which are registered with the United States Copyright Office. (Please include name of the copyright and registration number and attach a copy of the registration):

      __________________________________________________________________________

      The following is a list of all software which the Borrower sells, distributes or licenses to others, which is not registered with the United States Copyright Office. (Please include versions which are not registered:

      __________________________________________________________________________

      The following is a list of all of the Borrower's patents which are registered with the United States Patent Office. (Please include name of the patent and registration number and attach a copy of the registration.): __________________________________________________________

      The following is a list of all of the Borrower's patents which are pending with the United States Patent Office. (Please include name of the patent and a copy of the application.):__________________________________________

      The following is a list of all of the Borrower's registered trademarks. (Please include name of the trademark and a copy of the registration.):

      __________________________________________________________________________

      Borrower is not subject to litigation which would have a material adverse effect on the Borrower's financial condition, except the following (attach additional comments, if needed):

      __________________________________________________________________________

      __________________________________________________________________________

      Tax ID Number ___________________________________________

      Organizational Number, if any:______________________________

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE


Borrower: IPass Inc.                                 Bank: Silicon Valley Bank
                                                           3003 Tasman Drive
                                                           Santa Clara, CA 95054
Commitment Amount:      $4,000,000


ACCOUNTS RECEIVABLE
1.    Accounts Receivable Book Value as of ____________                  $
2.    Additions (please explain on reverse)                              $
3.    TOTAL ACCOUNTS RECEIVABLE                                          $

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.    Amounts over 90 days due                              $
5.    Balance of 50% over 90 day accounts                   $
6.    Credit balances over 90 days                          $
7.    Concentration Limits                                  $
8.    Foreign Accounts                                      $
9.    Governmental Accounts                                 $
10.   Contra Accounts                                       $
11.   Promotion or Demo Accounts                            $
12.   Intercompany/Employee Accounts                        $
13.   Other (please explain on reverse)                     $
14.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                               $
15.   Eligible Accounts (#3 minus #14)                                   $
16.   LOAN VALUE OF ACCOUNTS (75% of #15)                                $

BALANCES
17.   Maximum Loan Amount                                   $
18.   Total Funds Available [Lesser of #17 or (#16)]                     $
19.   Present balance owing on Line of Credit               $
20.   Outstanding under Sublimits (  )                      $
21.   RESERVE POSITION (#18 minus #19 and #20)                           $

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:
                                                              BANK USE ONLY
                                                           _____________________

IPass Inc.
                                                           Rec'd By:____________
                                                                    Auth. Signer
By:   _______________________________                      Date:________________
      Authorized Signer
                                                           Verified:____________
                                                                    Auth. Signer
                                                           Date:________________

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:   SILICON VALLEY BANK
      3003 Tasman Drive
      Santa Clara, CA 95054

FROM: iPASS INC.


      The undersigned authorized officer of IPass Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

       PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

      REPORTING COVENANT                  REQUIRED                             COMPLIES
      ------------------                  --------                             --------

      Monthly financial statements + CC   Monthly within 30 days              Yes       No
      Annual (Audited)                    FYE within 120 days                 Yes       No
      A/R & A/P Agings + BBC              Monthly within 20 days              Yes       No
      A/R Audit                           Initial and Semi-Annual             Yes       No

      FINANCIAL COVENANT                  REQUIRED          ACTUAL             COMPLIES
      ------------------                  --------          ------             --------

      Maintain on a Monthly Basis:
        Minimum Quick Ratio               1.35:1.00         _____:1.00        Yes       No
        Performance to Plan*              **                $________         Yes       No
        Total Revenues                    ***               $________         Yes       No

*    All non-cash stock compensation expenses

** $2,945,000 for the month ending June 30, 2001, $2,500,000 for the month ending July 31, 2001, $2,282,000 for the month ending August 31, 2001, $1,968,000 for the month ending September 30, 2001, $1,400,000 for the month ending October 31, 2001, $1,015,000 for the month ending November 31, 2001, $1,000,000 for the month ending December 31, 2001, $900,000 for the month ending January 31, 2002, $800,000 February 28, 2002, $400,000 for the month ending March 31, 2002 and $600,000 for the month ending April 30, 2002.

** $3,035,000 for the month ending June 30, 2001, $3,250,000 for the month ending July 31, 2001, $3,500,000 for the month ending August 31, 2001, $3,870,000 for the month ending September 30, 2001, $4,365,000 for the month ending October 31, 2001, $4,720,000 for the month ending November 31, 2001, $4,990,000 for the month ending December 31, 2001, $5,080,000 for the month ending January 31, 2002, $5,185,000 February 28, 2002, $5,540,000 for
     the month ending March 31, 2002, $5,900,000 for the month ending April 30, 2002, $6,480,000 for the month ending May 31, 2002 and $6,385,000 for the month ending June 30, 2002.

Have there been updates to Borrower's intellectual property?  Yes / No

Borrower only has deposit accounts located at the following institutions:

_______________________________________________________________________________

COMMENTS REGARDING EXCEPTIONS:  See Attached.        BANK USE ONLY


Sincerely,
                                                  Rec'd By:_____________________
                                                           Authorized Signer
IPass Inc.                                        Date:_________________________

_____________________________________             Verified:_____________________
SIGNATURE                                                  Authorized Signer
                                                  Date:_________________________
_____________________________________
TITLE                                             Compliance Status:  Yes     No

_____________________________________
DATE

[SILICON VALLEY BANK LOGO]


                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES



BORROWER:               iPASS INC.

LOAN OFFICER:           TIM WALSH

DATE:                   JULY 27, 2001


                        REVOLVING LOAN FEE                          $30,000.00
                        EXIM LOAN FEE                                52,500.00
                        CREDIT REPORT                                    35.00
                        UCC SEARCH FEE                                  200.00
                        UCC FILING FEE                                   75.00
                        INTELLECTUAL PROPERTY FILING FEES               550.00
                        DOCUMENTATION FEE                             1,500.00
                        AUDIT FEE                                     2,476.00

                        GOOD FAITH DEPOSIT RECEIVED                 [10,000.00]

                        TOTAL FEE DUE                               $77,336.00
                                                                    ==========



PLEASE INDICATE THE METHOD OF PAYMENT:

      {X} A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

      { } DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

      { } LOAN PROCEEDS

BORROWER:

BY:  /S/  DONALD MCCAULEY
     _________________________________
     (AUTHORIZED SIGNER)



  /S/  TIM WALSH
____________________________________________________
SILICON VALLEY BANK                  (DATE)
ACCOUNT OFFICER'S SIGNATURE

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement is entered into as of September 4, 2001 by and between SILICON VALLEY BANK ("Bank") and IPass Inc. ("Grantor").

                                    RECITALS

      A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement and Export-Import Loan and Security Agreement by and between Bank and Grantor dated July 27, 2001 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

      To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

      This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement and shall terminate upon (i) payment of all Obligations under the Loan Agreement and (ii) termination of Bank's commitment to make Advances to Grantor under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies. Upon termination of Bank's security interests hereunder, Bank shall promptly execute and deliver to Borrower a release of Bank's security interests granted hereunder in a form that is recordable at the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and is reasonably acceptable to Grantor and its counsel. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one instrument.


      IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                          GRANTOR:

Address of Grantor:                       IPass Inc.


3800 Bridge Parkway                       By:    /s/  Don McCauley
                                                 -------------------------------
Redwood Shores, CA 94065                  Title: VP & CFO

Attn:
     -----------------------------

                                          BANK:

Address of Bank:                          SILICON VALLEY BANK


3003 Tasman Drive                         By:    /s/  Tim Walsh
                                                 -------------------------------
Santa Clara, CA 95054-1191                Title: SVP

Attn:
     -----------------------------

                                    EXHIBIT A

                                   Copyrights


                                              Registration/      Registration/
                                              Application        Application
Description                                   Number             Date
-----------                                   -------------      -------------





                                    EXHIBIT B

                                     Patents


                                              Registration/      Registration/
                                              Application        Application
Description                                   Number             Date
-----------                                   -------------      -------------






                                    EXHIBIT C

                                   Trademarks


                                              Registration/      Registration/
                                              Application        Application
Description                                   Number             Date
-----------                                   -------------      -------------




                                    EXHIBIT D

                                   Mask Works


                                              Registration/      Registration/
                                              Application        Application
Description                                   Number             Date
-----------                                   -------------      -------------





                           CORPORATE BORROWING RESOLUTION

BORROWER:  iPASS INC.                     BANK:  SILICON VALLEY BANK
           3800 BRIDGE PARKWAY                   3003 TASMAN DRIVE
           REDWOOD SHORES, CA 94065              SANTA CLARA, CA 95054-1191

I, THE SECRETARY OR ASSISTANT SECRETARY OF iPASS INC. ("BORROWER"), CERTIFY that Borrower is a corporation existing under the laws of the State of Delaware.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that ANY ONE of the following officers of Borrower, whose name, title and signature is below:

           NAMES                    POSITIONS             ACTUAL SIGNATURES
           -----                    ---------             -----------------

  Michael Mansouri           President & CEO           /s/  Michael Mansouri

  Donald C. McCauley         VP & CFO                  /s/  Donald McCauley




may act for Borrower and:

      BORROW MONEY.  Borrow money from Silicon Valley Bank ("Bank").

      EXECUTE LOAN DOCUMENTS.  Execute any loan documents Bank requires.

      GRANT SECURITY. Grant Bank a security interest in any of Borrower's assets.

      NEGOTIATE ITEMS. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

      LETTERS OF CREDIT.  Apply for letters of credit from Bank.

      FOREIGN EXCHANGE CONTRACTS. Execute spot or forward foreign exchange contracts.

      ISSUE WARRANTS.  Issue warrants for Borrower's stock.

      FURTHER ACTS. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

CERTIFIED TO AND ATTESTED BY:

X     /s/  Donald McCauley
      ----------------------------------------
      *Secretary or Assistant Secretary

X
      ----------------------------------------

* NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of March 8, 2002, by and between iPASS Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated September 4, 2001, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Four Million Dollars ($4,000,000). Additionally, Borrower is indebted to Bank, pursuant to, among other documents, an Export-Import Bank Loan and Security Agreement dated September 4, 2001, as may be amended from time to time (the "Exim Agreement"). The Exim Agreement provides for, among other things, an Exim Committed Line in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in an Intellectual Property Security Agreement dated September 4, 2001. Repayment of the obligations under the Exim Agreement are guaranteed by the Export-Import Bank of the United States.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification(s) to Loan Agreement.

                  1. The following is hereby incorporated into the Loan Agreement to read as follows:

                           2.1.2 Equipment Advances.

                           (a) Through December 8, 2002 (the "Equipment
                           Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the equipment invoice. Equipment Advances used to finance or refinance used Eligible Equipment (i) purchased 90 days before the date of each Equipment Advance may not exceed 75% of the equipment invoice and (ii) purchased more than 6 months before the date of each Equipment Advance, but not more than 12 months may not exceed 50% of the equipment invoice. All invoices for used Eligible Equipment must be funded with the initial Equipment Advance. Other Equipment may consist of 25% of the aggregate Equipment Advances. The number of Equipment Advances is limited to 6.

                           (b) Each Equipment Advance shall amortize immediately and be payable in 36 equal monthly payments of principal plus interest beginning on the first day of the month following each Equipment Advance and continuing on the first day of each month thereafter. The final payment due on the applicable Equipment Maturity Date shall include all outstanding principal plus all accrued unpaid interest. Equipment Advances when repaid may not be reborrowed.

                           (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

                  2. The following is hereby incorporated into the Loan Agreement to read as follows:

                           2.1.3 Cash Management Services Sublimit.

                                    Borrower may use up to $4,000,000 for Bank's
                           Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

                  3. The following is hereby incorporated into the Loan Agreement to read as follows:

                           2.1.4 Foreign Exchange Sublimit.

                                    If there is availability under the Committed
                           Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of $4,000,000 (the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

                  4. Section 2.2 entitled "Overadvances" is amended to read as follows:

                           If Borrower's Obligations under Section 2.1.1, 2.1.3 and 2.1.4 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess

                  5. Sub-section (a) of Section 2.3 entitled "Interest Rate, Payments" is amended in part to provide that
                           (i) Advances accrue interest on the outstanding principal balance at a per annum rate of 1.25 percentage points above the Prime Rate effective as of this date and (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 1.25 percentage points above the Prime Rate.

                  5. Sub-section (b) of Section 2.3 entitled "Interest Rate, Payments" is amended in part to provide that Interest due on Equipment Advances is payable on the first of each month.

                  6. Section 6.7 entitled "Financial Covenants" is amended in its entirety to read as follows:

                           Borrower will maintain as of the last day of each month (unless stated otherwise):

                           (i) Liquidity Coverage. A ratio of unrestricted cash plus the availability under the Borrowing Base less the Committed Revolving Line and the Exim Committed Line divided by the Committed Equipment Line of not less than 4.00 to 1.00.

                           (ii) Revenue Growth. Borrower will achieve minimum quarterly revenue growth of 7% over the previous quarter (with December 31, 2001 revenue figure as benchmark).

                  7. The following terms defined under Section 13.1 entitled "Definitions" are hereby incorporated and/or amended to read as follows:

                           "Cash Management Services" are defined in Section 2.1.3.

                           "Committed Equipment Line" is a Credit Extension of up to $2,500,000.

                           "Eligible Equipment" is general purpose computer equipment, office equipment, test and laboratory equipment, furnishings residing in the United States and, subject to the limitations set forth below, Other Equipment that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances shall be new or used Equipment.

                           "Equipment Advance" is defined in Section 2.1.2.

                           "Equipment Availability End Date" is defined in
                           Section 2.1.2.

                           "Equipment Maturity Date" is a date which is 36 months from the date of each Equipment Advance, not to exceed December 8, 2005 for the last Equipment Advance.

                           "FX Forward Contract" is defined in Section 2.1.4.

                           "FX Reserve" is defined in Section 2.1.4.

                           "Other Equipment" is leasehold improvements, intangible property such as computer software and transferable software licenses, other soft costs, including sales tax, freight, maintenance, installation expense and equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property.

                           "Revolving Maturity Date" is March 1, 2003.

                  8.       The defined term "Eligible Accounts" under Section
                           13.1 entitled "Definitions" is amended to exclude:

                           (1)      Accounts from dotcom companies.

         B.       Modification(s) to Exim Agreement.

                  1. The following term under Section 13.1 entitled "Definitions" is hereby amended to read as follows:

                           "Exim Maturity Date" is March 1, 2003.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of Twenty Five Thousand Dollars ($25,000) ("Equipment Loan Fee") of which a payment of $25,000 has been received by Bank; a fee in the amount of Ten Thousand Dollars ($10,000) ("Revolving Loan Fee") of which a payment of $10,000 has been received by Bank, and an Exim Loan Fee in the amount of Twenty Six Thousand Two Hundred Fifty Dollars ($26,250) of which a payment of $26,250 has been received by Bank, plus all out-of-pocket expenses .

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of any out-of-pocket expenses.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                                    BANK:

iPASS INC.                                                   SILICON VALLEY BANK

By:   /s/  Donald McCauley                                   By:   /s/ Heather Hamilton
    ----------------------------------------                     ----------------------------------------
Name:   Donald C. McCauley                                   Name:   Heather Hamilton
      --------------------------------------                       --------------------------------------
Title:   VP & CFO                                            Title:   SVP
       -------------------------------------                        -------------------------------------

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of August 22, 2002, by and between iPASS Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated September 4, 2001, as may be amended from time to time (the "Domestic Loan Agreement"). The Domestic Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Four Million Dollars ($4,000,000). Additionally, Borrower is indebted to Bank, pursuant to, among other documents, an Export-Import Bank Loan and Security Agreement dated September 4, 2001, as may be amended from time to time (the "Exim Loan Agreement"). The Exim Loan Agreement provides for, among other things, an Exim Committed Line in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000). The Domestic Loan Agreement has been modified pursuant to a Loan Modification Agreement dated March 8, 2002, pursuant to which, among other things, a Committed Equipment Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) was incorporated into the Domestic Loan Agreement. Hereinafter the Exim Loan Agreement and the Domestic Loan Agreement shall be referred to collectively as (the "Loan Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a Intellectual Property Security Agreement dated September 4, 2001. Repayment of the obligations under the Exim Agreement are guaranteed by the Export-Import Bank of the United States.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification(s) to Domestic Loan Agreement.

                  1. Notwithstanding any to the contrary contained under Sub Letter (a) under Section 2.1.2 entitled "Equipment Advances" Borrower may include in the Equipment Advance made by Bank on August 22, 2002 invoices for used Eligible Equipment dated as far back as March 18, 2002.

                  2.       For clarification purposes, any and all references to
                           Section 0 under Section 3.2 entitled "Conditions Precedent to all Credit Extensions" is hereby amended to read as Section 5.

         B.       Modification(s) to Exim Loan Agreement.

                  1. For clarification purposes, the reference to the "Amended and Restated Loan and Security Agreement" under defined term "Domestic Loan Documents" under

                           Section 13.1 entitled "Definitions" is hereby amended to read "Loan and Security Agreement dated September 4, 2001" (the "Loan Agreement").

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                                 BANK:

iPASS INC.                                                SILICON VALLEY BANK

By:   /s/  Donald McCauley                                By:   /s/  Heather Hamilton
    ----------------------------------------                  ----------------------------------------
Name:   Donald C. McCauley                                Name:   Heather Hamilton
      --------------------------------------                    --------------------------------------
Title:   VP AND Chief Financial Officer                   Title:   SVP
       -------------------------------------                     -------------------------------------

[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:        iPASS INC.

LOAN OFFICER:    HEATHER HAMILTON

DATE:            AUGUST 22, 2002

                 DOCUMENTATION FEE            $250.00

                 TOTAL FEE DUE                $250.00

PLEASE INDICATE THE METHOD OF PAYMENT:

         { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         { } DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

         {X} LOAN PROCEEDS

/S/  FRANK VERDECANNA    8/26/02
---------------------------------
BORROWER                   (DATE)

/S/  HEATHER HAMILTON    8/26/02
---------------------------------
SILICON VALLEY BANK      (DATE)
ACCOUNT OFFICER'S SIGNATURE

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of January 17 , 2003, by and between iPASS Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

         1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated September 4, 2001, as amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line and Equipment Advances. Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

            Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

         2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in an Intellectual Property Security Agreement dated September 4, 2001.

            Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents."

         3. DESCRIPTION OF CHANGE IN TERMS.

         A. Modification(s) to Loan Agreement.

            1. Section 2.1.1 (a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) Bank will make Advances as follows: (i) at all times prior to the Equity Event, not exceeding the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base and (ii) on and after the Equity Event, not exceeding the Committed Revolving Line. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

            2. The following is hereby incorporated into the Loan Agreement immediately after Section 2.1.2 to read as follows:

               "2.1.2.A Second Equipment Advances.

                (a) Through January 17 , 2004 (the "Second Equipment Availability End Date"), Bank will make advances ("Second Equipment

                        Advance" and, collectively, "Second Equipment Advances") not exceeding the Second Committed Equipment Line. The Second Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days prior to the date of each Second Equipment Advance and may not exceed 100% of the amount of the applicable equipment invoice, provided, however, that Second Equipment Advances may be used to finance or refinance used Eligible Equipment: (i) purchased more than 90 (but less than 179) days prior to the date of the applicable Second Equipment Advance if such Second Equipment Advance does not exceed 75% of the applicable equipment invoice and (ii) purchased more than 6 months but not more than 12 months, prior to the date of the applicable Second Equipment Advance, if such Second Equipment Advance does not exceed 50% of the applicable equipment invoice. All invoices for Eligible Equipment purchased before 90 days after the date of the Second Equipment Advance must be funded with the initial Second Equipment Advance. Up to 25% of the aggregate Second Equipment Advances may consist of Other Equipment. The number of Second Equipment Advances is limited to 6.

                (b) Each Second Equipment Advance shall be payable in 36 equal monthly payments of principal plus interest beginning on the first day of the month following such Second Equipment Advance and continuing on the first day of each month thereafter. The final payment due on the applicable Second Equipment Maturity Date shall include all outstanding principal plus all accrued unpaid interest with respect to the applicable Second Equipment Advance. Second Equipment Advances when repaid may not be reborrowed.

                (c) To obtain a Second Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time one Business Day before the day on which the Second Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment or Other Equipment being financed."

         3. Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            "2.3 Interest Rate, Payments.

            (a) Interest Rate. Obligations hereunder shall accrue interest as follows:

                  (i) At all times prior to the Equity Event: (1) Advances accrue interest on the outstanding principal balance at a per annum rate of 1.00 percentage point above the Prime Rate (2) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 1.25 percentage point above the Prime Rate; and (3) Second Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 1.00 percentage point above the Prime Rate;

                  (ii) commencing on the first day of the month immediately following the date of completion of the Equity Event and at all times thereafter: (1) Advances accrue interest on the outstanding principal balance at a per annum rate of 0.50 percentage point above the Prime Rate (2) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 1.25 percentage point above the Prime Rate; and
                           (3) Second Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 0.75 percentage point above the Prime Rate; and

                  (iii) if after the Equity Event Borrower maintains with Bank or one of its affiliates no less than 50% of its cash, cash equivalents and other investments (the "Minimum Invested Funds") then on the first day of the month following the date in which the Minimum Invested Funds arrive at Bank or one of its affiliates and at all times while the Minimum Invested Funds are maintained at Bank or one of its affiliates: (1) Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate (2) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 1.25 percentage point above the Prime Rate; and (3) Second Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal 0.50 percentage point above the Prime Rate. If Borrower's investments maintained at Bank or one of its affiliates fall below the Minimum Invested Funds, at any time during a month, the applicable interest rate will be increased retroactively as of the first day of the month of determination.

                           After an Event of Default and while such Event of Default is continuing, Obligations accrue interest at
                           5.00 percentage points above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed."

            (b) Payments. Interest due on the Committed Revolving Line is payable on the 4th of each month. Bank may debit any of Borrower's deposit accounts including Account Number 3300044078 for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue."

         4. Subsections (a), (b) and (c) of Section 6.2 are hereby amended and restated in their entirety to read as follows:

            "(a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month (45 days after the end of each fiscal quarter after the Equity Event), a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 120 days (90 days after the Equity Event) after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property. After the Equity Event, Borrower shall not be required to deliver the financial statements required under (i) and (ii) above so long as Bank can obtain the same from the public domain (e.g. the EDGAR database).

            (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable and schedule of deferred revenue in form and substance reasonably satisfactory to Bank, provided, however that after the Equity Event Borrower shall not be required to deliver to Bank the items set forth in this subsection (b).

            (c) Within 30 days after the last day of each month prior to the Equity Event and within 45 days after the end of each fiscal quarter after the Equity Event, Borrower will deliver to Bank with the monthly (quarterly after an Equity Event) financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D, provided that, as set forth in subsection (a) above, Borrower shall not be required to deliver such financial statements if after an Equity Event, Bank can obtain the same from the public domain (e.g. EDGAR)."

         5. Section 6.6 is hereby amended and restated in its entirety to read as follows:

            "6.6  Deposit and Investment Accounts.

                           Borrower shall maintain its primary operating
                  accounts with Bank. In addition, Borrower will maintain a majority of it's cash and investments in accounts maintained at Bank or one of its affiliates. Furthermore, at all times after the Equity Event, Borrower shall maintain at Bank or one of Bank's affiliates cash and investments in an amount of no less than $30,000,000. Within 10 Business Days of the opening of any other deposit or investment account, Borrower shall deliver to Bank fully executed account control agreements in form and substance reasonably satisfactory to Bank covering each of Borrower's deposit and investment accounts in order for Bank to perfect its security interest in all such accounts."

         6. Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            "Borrower will maintain as of the last day of each month (unless stated otherwise):

            (i) Liquidity Coverage. At all times prior to the Equity Event, a Liquidity Ratio of 3.00 to 1.00, provided that after an Equity Event, Borrower shall not be required to comply with this
                  Section 6.7(i). Liquidity Ratio shall be calculated as follows: (A) short term unrestricted cash divided by (B) the difference of: (y) the sum of (1) the Committed Equipment Line, plus (2) the Second Committed Equipment Line, minus (z) any principal payments made by Borrower on account of the Committed Equipment Line and the Second Committed Equipment Line.

            (ii) Minimum Net Profit. Borrower shall achieve minimum quarterly Net Profit of no less than $1.00.

            (iii) Minimum Cash. At all times on or after the date of the Equity
                  Event, Borrower shall maintain unrestricted cash and cash equivalents of no less than $50,000,000 at all times."

         7. Section 8.9 of the Loan Agreement is hereby deleted in its entirety.

         8. The following terms defined under Section 13.1 of the Loan Agreement are hereby incorporated, in the case of terms that are not otherwise defined in the Loan Agreement, or amended and restated in their entirety to read as follows, in the case of terms previously defined in the Loan Agreement:

            "Borrowing Base" is the lesser of (i) 80% of Eligible Accounts or
            (ii) $10,000,000, as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the advance percentage after performing an audit of Borrower's Collateral.

            "Committed Revolving Line" is an Advance of up to $10,000,000.

            "Credit Extension" is each Advance, Equipment Advance, Second Equipment Advance, FX Forward Contract, Cash Management Services, or any other extension of credit by Bank for Borrower's benefit.

            "Equity Event" means Borrower's completion of the initial public offering of Borrower's common stock pursuant to a registration statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended, resulting in net cash proceeds to Borrower of no less than $40,000,000.

            "Net Profit" is Borrower's net income as defined under GAAP plus,
            (i) amortization charges, (ii) depreciation expenses, and (iii) any non-cash portion of any extraordinary losses.

            "Other Equipment" is leasehold improvements, intangible property such as computer software and transferable software licenses, Borrower's Equipment located at Borrower's locations outside of the United States, other soft costs, including sales tax, freight, maintenance, installation expense and equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property.

            "Prime Rate" is the greater of: (i) the Bank's most recently announced "prime rate," even if it is not Bank's lowest rate or (ii) 4.25%.

            "Revolving Maturity Date" is January 16, 2004.

            "Second Committed Equipment Line" is a Credit Extension of up to $5,000,000.

            "Second Equipment Advance" is defined in Section 2.1.2.A.

            "Second Equipment Availability End Date" is defined in Section 2.1.2.A.

            "Second Equipment Maturity Date" is the date which is 36 months from the date of a Second Equipment Advance, not to exceed January 17, 2007 with respect to the last Second Equipment Advance.

            9. The definition of Exim Loan Agreement in Section 13.1 of the Loan Agreement is hereby deleted.

         4. PREPAYMENT OF OBLIGATIONS. Borrower shall have the option to prepay all or a portion of the outstanding Equipment Advances and Second Equipment Advances made by Bank under the Loan Agreement, provided Borrower (i) provides written notice to Bank to prepay the applicable Equipment Advances and Second Equipment Advances, 2 Business Days prior to such prepayment, (ii) any such prepayment is in a minimum amount of $10,000, and (iii) pays, on the date of the prepayment (A) all outstanding principal; (B) all unpaid accrued interest to the date of the prepayment; and (C) all other sums, if any, that shall have become due and payable hereunder with respect to the applicable Equipment Advances and Second Equipment Advances. In addition Borrower may repay in full, in cash, all outstanding Obligations without penalty or premium and immediately after such repayment the Loan Agreement and related loan documents will terminate (other than contingent indemnification obligations).

         5. EXIM LOAN AGREEMENT. Upon execution of this Loan Modification Agreement the Export-Import Bank Loan and Security Agreement, dated as of September 4, 2001, by and between Borrower and Bank (the "Exim Loan Agreement") shall terminate and any obligations owing by Borrower thereunder shall become immediately due and payable. Borrower authorizes Bank to charge the Committed Revolving Line under the Loan Agreement in order to repay all of the outstanding obligations under the Exim Loan Agreement.

         6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

         7. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

         8. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of $37,500 (the "Second Equipment Loan Fee") and a fee in the amount of $47,500 (the "Revolving Loan Fee").

         9. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

         10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of all reasonable out-of-pocket expenses of Bank in connection with the preparation, negotiation, execution, and delivery of this Loan Modification Agreement.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                       BANK:

iPASS INC.                                      SILICON VALLEY BANK

By:      /s/  Donald McCauley                   By:      /s/ Maria Fisher Leaf
      ---------------------------                     --------------------------
Name:     Donald McCauley                       Name:    Maria Fisher Leaf
      ---------------------------                     --------------------------
Title:   VP & CFO                               Title:   SVP
      ---------------------------                     --------------------------

[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:           iPASS INC.
LOAN OFFICER:       MARIA FISHER LEAF
DATE:               JANUARY __, 2003

                    REVOLVING LOAN FEE        $47,500

                    EQUIPMENT LOAN FEE        $37,500

                    DOCUMENTATION FEE         $
                                               -------------
                    TOTAL FEE DUE             $
                                               =============

PLEASE INDICATE THE METHOD OF PAYMENT:

         { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         { } DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

         { } LOAN PROCEEDS

--------------------------------------------------
BORROWER                            (DATE)

--------------------------------------------------
SILICON VALLEY BANK                 (DATE)
ACCOUNT OFFICER'S SIGNATURE

                             COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK
       3003 Tasman Drive
       Santa Clara, CA 95054

FROM:  iPASS INC.


         The undersigned authorized officer of iPass Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that any attached financial statements (or statements of Borrower obtained by Bank from the public domain, e.g. EDGAR) these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance with respect to certain covenants is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

   REPORTING COVENANT                                   REQUIRED                          COMPLIES
   ------------------                                   --------                          --------
   Interim  financial statements + CC                   Monthly within 30 days (After     Yes   No
                                                        an Equity Event, Quarterly
                                                        within 45 days)
   Annual (Audited) FYE within 120 days, (90 days       Yes                               No
   after Equity Event)
   A/R, A/P Deferred Rev. Schedule & BBC (not           Monthly within 20 days            Yes   No
   required after Equity Event)
   A/R Audit                                            Semi-Annual                       Yes   No

   FINANCIAL COVENANT                                   REQUIRED          ACTUAL          COMPLIES
   ------------------                                   --------          ------          --------
   Maintain on a Monthly Basis:
     Minimum Liquidity Coverage (before Equity Event)   3.00:1.00*        _____:1.00      Yes   No
   Maintain on a Quarterly Basis:
     Minimum Profitability                              $1.00                             Yes   No
   Maintain at all times:
   Minimum Cash (after Equity Event)                    $50,000,000       _________       Yes   No

Have there been updates to Borrower's intellectual property, if appropriate? Yes No

Borrower only has deposit accounts located at the following institutions:
___________________


COMMENTS REGARDING EXCEPTIONS:  See Attached.          BANK USE ONLY
Sincerely,
IPass Inc.                                             Received by:
                                                                   --------------------------
                                                                      AUTHORIZED SIGNER
------------------------------------                   Date:
SIGNATURE                                                   ---------------------------------

------------------------------------                   Verified:
TITLE                                                           -----------------------------
                                                                      AUTHORIZED SIGNER
------------------------------------
DATE                                                   Date:
                                                            ---------------------------------
                                                       Compliance Status:   Yes   No

                           BORROWING BASE CERTIFICATE

Borrower: iPass Inc.                               Lender: Silicon Valley Bank

Commitment Amount: $10,000,000

ACCOUNTS RECEIVABLE
  1.       Accounts Receivable Book Value as of _____                              $_____________
  2.       Additions (please explain on reverse)                                   $_____________
  3.       TOTAL ACCOUNTS RECEIVABLE                                               $_____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
           a.       Amounts over 90 days due                      $_________
           b.       Balance of 50% over 90 day accounts           $_________
           c.       Excess 25% Concentration Limit                $_________
           d.       Foreign Accounts                              $_________
           e.       Governmental Accounts                         $_________
           f.       Contra Accounts                                                $_____________
           g.       Promotion or Demo Accounts                    $_________
           h.       Intercompany/Employee Accounts                $_________
           i.       Dotcom Accounts                               $_________
           j.       Other (please explain on reverse)             $_________
  4.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                    $_____________
  5.       Eligible Accounts (#3 minus #4)                        $_________
  6.       LOAN VALUE OF ACCOUNTS (80% of #15)                    $_________

BALANCES

  7.       Maximum Loan Amount                                                     $_____________
  8.       Total Funds Available Lesser of #7 or #6                                $_____________
  9.       Present balance owing on Line of Credit                                 $_____________
  10.      Outstanding under Sublimits (Cash Mgmt & FX)                            $_____________

RESERVE POSITION (#7 minus #8 and #9)                                              $_____________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                          BANK USE ONLY

iPASS INC.                                         Rec'd By:
                                                            -----------------
By:                                                             AUTH. SIGNER
    ---------------------------                    Date:
         Authorized Signer                               --------------------

                                                   Verified:
                                                            -----------------
                                                                AUTH. SIGNER
                                                   Date:
                                                         --------------------

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